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                                                                    EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form N-2 (file No. 333-3315) of PMC Capital, Inc. of our reports dated March 11, 2003, except for Note 20, as to which the date is March 27, 2003, relating to the consolidated and consolidating financial statements, which appear in this Form 10-K.


PricewaterhouseCoopers LLP
Dallas, Texas
March 31, 2003